DEVELOPMENT FEE AGREEMENT

	THIS AGREEMENT, is made and entered into this 15th day of July, 1997 by and between BELMONT AFFORDABLE HOUSING II, L.P.
("Belmont") and T2G, Inc. ("T2G").

                              WITNESSETH:

	WHEREAS, Belmont is engaged in the development of low income housing (the "Project"); and

	WHEREAS, T2G, as general partner of Belmont, has undertaken the duties of overseeing the completion of the improvements related to the Project; and

	WHEREAS, T2G, in consideration of its services related to the Project is entitled to a payment of a Development Fee;

	NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

	1.	The terms of the Belmont Partnership Agreement (the
"Belmont Agreement") are incorporated herein by reference, but a copy is not attached.

	2.	In consideration for its services, as provided in the
Belmont Agreement, in connection with the planning, development and management of the project, T2G shall be entitled to receive a Development Fee in the amount of $209,972.

	3.	The Development Fee shall be due and payable in two
stages. Upon completion of property acquisition, 20% of the fee shall be due and payable. The balance of the fee shall be due and payable upon such time as Belmont receives Certificates of Occupancy for all the apartment units of the Project. If payment is not made by Belmont to T2G within fifteen (15) days of Belmont's receipt of such proofs, the Development Fee, or any unpaid part thereof, shall accrue interest at the rate of 9.0% per annum.

	IN WITNESS WHEREOF, Belmont and T2G have executed this
Agreement the day and year above written.

	Belmont Affordable Housing II, L.P.

	By:  T2G, Inc., its general partner

	By:/s/Harold Thomas
	Harold Thomas, President


	By: /s/Harold Thomas
		Harold Thomas, President


  Incorporated by reference to Exhibit (1) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

  Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.